UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2012 (May 31, 2012)

CELL THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Washington	001-12465	91-1533912
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3101 Western Avenue, Suite 600 Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)

(206) 282-7100

(Registrant’s Telephone Number, Including Area Code)

501 Elliott Avenue West, Suite 400

Seattle, Washington 98113

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As Cell Therapeutics, Inc. (the “Company”) previously reported on a Current Report on Form 8-K filed on April 24, 2012, the Company entered into an Asset Purchase Agreement (the “Purchase Agreement”) on April 18, 2012, with S*BIO Pte Ltd. (“S*BIO), a Singapore private limited company, to acquire all right, title and interest in, and assume certain liabilities relating to, certain intellectual property and other assets related to compounds SB1518 and SB1578 (the “Seller Compounds”), which inhibit Janus kinase 2, commonly referred to as JAK2. On May 31, 2012, the Company completed the acquisition pursuant to the Purchase Agreement as discussed in Item 2.01 below.

In connection with the acquisition, as of the closing, the Company entered into a registration rights agreement with S*BIO. Pursuant to the registration rights agreement, the Company has agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) within 30 days after the closing of the acquisition for purposes of registering the resale of all of the shares of common stock of the Company issuable upon conversion of the preferred stock issued to S*BIO (the “Series 16 Preferred Stock”) pursuant to the Purchase Agreement. The Company has agreed to use its commercially reasonable efforts to have the registration statement declared effective by the SEC within 90 days following the closing of the acquisition. The Company also has agreed, among other things, to indemnify the selling holders under the registration statement from certain losses and to pay all fees and expenses (excluding legal fees of any selling holder) in connection with the Company’s registration obligations under the registration rights agreement.

The foregoing description of the registration rights agreement does not purport to be complete and is qualified in its entirety by reference to the registration rights agreement, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 31, 2012, the Company completed its acquisition from S*BIO of all right, title and interest in, and its assumption of certain liabilities relating to, certain intellectual property and other assets related to the Seller Compounds.

Pursuant to the Purchase Agreement, the Company paid S*BIO a deposit of USD$2 million upon execution of the Purchase Agreement, as previously disclosed, and paid $13 million and issued 15,000 shares of Series 16 Preferred Stock convertible into common stock of the Company to S*BIO at the closing. The shares of Series 16 Preferred Stock were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, and are automatically convertible into 12,605,042 shares of common stock of the Company 30 days after the closing.

Also as previously reported, as part of the consideration, S*BIO has a contingent right to certain milestone payments and royalties from the Company in connection with any pharmaceutical product containing or comprising any Seller Compound for use for any specific disease, infection or other condition recognized by U.S. regulatory authorities. Milestone payments will be made to S*BIO up to an aggregate amount of $132.5 million in potential regulatory milestone payments if certain U.S., E.U. and Japanese regulatory approvals are obtained or if certain worldwide net sales thresholds are met. In addition, S*BIO will also be entitled to receive royalty payments at incremental rates in the low, single digits based on certain worldwide net sales thresholds on a product-by-product and country-by-country basis.

The above description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.3, which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 above with respect to the issuance of unregistered shares of Series 16 Preferred Stock is incorporated herein by reference. A copy of the Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers

On June 1, 2012, the Compensation Committee of the Board of Directors of the Company approved cash incentive awards with respect to performance milestones achieved by the Company during the period from January 1, 2012 through May 31, 2012 (specifically, the Company’s receipt of conditional marketing authorization from the European Commission for Pixuvri as monotherapy for the treatment of adult patients with multiply relapsed or refractory aggressive non-Hodgkin B-cell lymphomas and the Company’s acquisition of pacritinib) for each of the Company’s named executive officers in the following amounts:

Name and Principal Position	Mid-Year 2012 Bonus
James A. Bianco, M.D.	$227,500
Chief Executive Officer
Craig W. Philips	$100,500
President
Louis A. Bianco	$37,950
Executive Vice President, Finance and Administration
Jack W. Singer, M.D.	$85,000
Executive Vice President, Chief Medical Officer
Daniel G. Eramian	$37,800
Executive Vice President, Corporate Communications

Item 7.01	Regulation FD Disclosure.

On June 4, 2012, the Company issued a press release announcing the closing of the acquisition described under Item 2.01 above. A copy of the press release is furnished as Exhibit 99.1 hereto. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act, or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

For accounting purposes, as an asset acquisition, the estimated fair value of initial purchase consideration and related transaction costs of approximately $29 million are immediately charged to expense as the acquired in-process research and development asset is determined to have no alternative future use. A final determination of these values is currently in process of being completed.

(d) Exhibits

Exhibit No.	Description

10.1	Registration Rights Agreement, by and between Cell Therapeutics, Inc., S*BIO Pte Ltd. and each Holder Permitted Transferee, dated May 31, 2012.

10.2	Articles of Amendment to Amended and Restated Articles of Incorporation of Cell Therapeutics, Inc. (Series 16 Preferred Stock).

10.3	Asset Purchase Agreement, dated April 18, 2012, between S*BIO Pte Ltd. and Cell Therapeutics, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Commission on April 24, 2012, portions of which were omitted pursuant to a request for confidential treatment).

99.1	Press Release, dated June 4, 2012.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.
(Registrant)

	By:	/s/ James A. Bianco
Date: June 5, 2012		James A. Bianco, M.D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Registration Rights Agreement, by and between Cell Therapeutics, Inc., S*BIO Pte Ltd. and each Holder Permitted Transferee, dated May 31, 2012.

10.2	Articles of Amendment to Amended and Restated Articles of Incorporation of Cell Therapeutics, Inc. (Series 16 Preferred Stock).

10.3	Asset Purchase Agreement, dated April 18, 2012, between S*BIO Pte Ltd. and Cell Therapeutics, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Commission on April 24, 2012, portions of which were omitted pursuant to a request for confidential treatment).

99.1	Press Release, dated June 4, 2012.